SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):        September 21, 2021

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut	06484
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001	NNVC	NYSE-American

Item 7.01. Regulation FD Disclosure.

On September 21, 2021, NanoViricides, Inc. (the “Registrant”) was advised that certain articles were published, prior to the opening of trading, by a third party based on certain information that the Registrant has not yet publicly released. The third party had received the information confidentially under embargo from our Public Relations provider. The Registrant had advised and confirmed with the third party to extend the embargo in order to provide the Registrant’s management additional time to review and redraft the document into a final press release. Unfortunately, due to a human error in moving the embargo date, the third party inadvertently published their articles based on the draft information. This information has not yet been released by the Registrant as of this date.

The Registrant believes that the statements contained in the Registrant’s information document (attached) are reasonably accurate, although they have not been fully vetted in their final form and do not contain typical safe harbor disclosures regarding forward-looking statements. The Registrant expects to fully vet the contents and publish the information on or before Tuesday, September 28, 2021, before 7:00 am EST, which may be substantially different than the attached draft.

The furnishing of the attached information is not an admission as to the materiality of any information therein. The information is summary information that is intended to be considered in the context of more complete information included in the Registrant’s filings with the U.S. Securities and Exchange Commission (the “Commission”) and other public announcements that the Registrant has made and may make from time to time by press release or otherwise. The Registrant undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K except to the extent required by applicable law, although the Registrant may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Commission, through press releases or through other public disclosures. This information should be read in conjunction with the risk factors and other information contained in the Registrant’s filings with the Commission.

This Form 8-K and the Exhibit contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Registrant’s control. These statements are also based on many assumptions and estimates and are not guarantees of future performance. These statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Registrant. to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The Registrant assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the Registrant’s expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission and other regulatory authorities.  Although it is not possible to predict or identify all such factors, they may include the following: demonstration and proof of principle in preclinical trials that a nanoviricide is safe and effective; successful development of our product candidates; our ability to seek and obtain regulatory approvals, including with respect to the indications we are seeking; the successful commercialization of our product candidates; and market acceptance of our products.

Item 8.01 Other Events.

The disclosures set forth in Item 7.01 are hereby incorporated by reference into this Item 8.01.

Item. 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Draft Information Document

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: September 21, 2021	By:	/s/ Anil Diwan
Name: Anil Diwan
Title: President, Chairman